Exhibit 99.1
FOR IMMEDIATE RELEASE
Investor’s Contact:
Jeanie Herbert
QLogic Corporation
Phone: (949) 389-6343
jeanie.herbert@qlogic.com
QLOGIC ANNOUNCES PRELIMINARY THIRD QUARTER RESULTS
FOR FISCAL YEAR 2008
Final Results to be Announced on Wednesday, January 23
ALISO VIEJO, Calif., January 9, 2008 – QLogic Corp. (NASDAQ:QLGC), a leader in networking for storage and high performance computing (HPC), today announced preliminary results for its third quarter ended December 30, 2007.
QLogic expects to report net revenues in the range of $155 million to $157 million for the third quarter of fiscal year 2008, compared to the previously forecasted third quarter net revenue range of $147 million to $151 million. The preliminary third quarter revenue range represents approximately 10-12 percent sequential revenue growth from the $140.3 million reported by the Company for the second quarter of fiscal 2008.
The Company anticipates reporting GAAP net income per diluted share for the third quarter of fiscal 2008 in the range of $0.20 to $0.21. On a non-GAAP basis, the Company expects to report net income per diluted share of $0.27 to $0.28, compared to the previously forecasted range of $0.23 to $0.25 per share. The non-GAAP net income per diluted share amounts exclude stock-based compensation expense, acquisition-related charges, and the related income tax effects.
“We are very pleased with our strong financial performance during the third quarter of fiscal 2008,” said H.K. Desai, the Company’s chief executive officer. “Our strong revenue performance was driven by double-digit sequential growth for both our Host Products and Network Products.”
The Company will announce its third quarter financial results for fiscal year 2008 after the close of the market on Wednesday, January 23, 2008. Following the press release, QLogic will conduct a conference call at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer, and Tony Massetti, senior vice president and chief financial officer, will host the call, which will be webcast live at www.qlogic.com and www.earnings.com. Phone access will be available at (913) 312-6685, pass code: 8417136. A replay of the conference call will be available via webcast at www.qlogic.com for twelve months.

Non-GAAP Financial Measurements
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of the non-GAAP financial measure presented herein and a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that this non-GAAP financial measure provides useful information to investors and the additional purposes for which management uses this non-GAAP financial measure is presented in the accompanying financial schedule.
About QLogic
QLogic is a leading supplier of high performance storage networking solutions, which include the controller chips, host adapters and fabric switches that are the backbone of storage networks for most Global 2000 corporations.  The company delivers a broad and diverse portfolio of products that includes Fibre Channel HBAs, blade server embedded Fibre Channel switches, Fibre Channel stackable switches, iSCSI HBAs and iSCSI routers.  The company is also a leading supplier of InfiniBand switches and InfiniBand host channel adapters for the emerging high performance computing market.  QLogic products are delivered to small-to-medium businesses and large enterprises around the world via its channel partner community.  QLogic products are also powering solutions from leading companies like Cisco, Dell, EMC, Hitachi Data Systems, HP, IBM, Network Appliance and Sun Microsystems. QLogic is a member of the S&P 500 Index.
Note: All QLogic-issued press releases appear on the company’s website (www.qlogic.com).  Any announcement that does not appear on the QLogic website has not been issued by QLogic.
Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements.  The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; revenues may be affected by changes in IT spending levels; the stock price of the company may be volatile; the company’s dependence on the storage area network market; potential adverse effects of server virtualization technology on the company’s business; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain silicon chip suppliers; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party technology; the use of “open source” software in our products; changes in our tax provisions or adverse outcomes resulting from examination of our income tax returns; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission.  The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces.  The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME PER DILUTED SHARE PRELIMINARY RESULTS
TO NON-GAAP NET INCOME PER DILUTED SHARE PRELIMINARY RESULTS
(unaudited)

Three Months Ended
December 30, 2007
GAAP net income per diluted share preliminary results	$0.20 - 0.21
Items excluded from GAAP net income per diluted share, including stock-based compensation, amortization of purchased intangible assets, acquisition-related stock-based compensation, and the related income tax effects	0.07

Non-GAAP net income per diluted share preliminary results	$0.27 - 0.28

Non-GAAP Financial Measures
The non-GAAP financial measure contained herein is a supplement to the corresponding financial measure prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measure presented excludes the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period to period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income per diluted share on an on-going basis. This non-GAAP financial measure may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income per diluted share is an important measure in the evaluation of the company’s profitability. This non-GAAP financial measure excludes the adjustments described in the above table, and thus provides an overall measure of the company’s on-going net profitability on a diluted per share basis.
Management uses non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Management believes that providing this non-GAAP financial measure allows investors to view the company’s financial results in the way that management views the financial results.
The non-GAAP financial measure presented herein has certain limitations in that it does not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider this non-GAAP financial measure in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measure presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measure presented and why the company believes that this non-GAAP financial measure provides useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.